Introducing
SMART BROTHER

Cris Carter Partnership and EdTech Strategy

LEGACY
Education Alliance, Inc.

Transforming Entrepreneurial Education Platform to Doing Well by Doing Good

OTCQB: LEAI

May 2022

Websites

legacyeducationalliance.com
legacydegree.com
myeliteportal.com
club.legacyeducation.com
legacyopenlibrary.org
youtube.com/EliteLegacyEducation

FORWARD LOOKING STATEMENT

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on April 9, 2021 for the year ended December 31, 2020. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on April 9, 2021, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

CRIS CARTER

Transforming Legacy Education with Vision and Purpose

Success has been a part of Cris' DNA since his collegiate football days and Hall of Fame professional football career. In partnership with his brother, Jeff Davis the CEO of CB Tech, Cris is bringing his vision and understanding of how successful organizations are built and maintained to Legacy Education.

As one of the greatest wide receivers in NFL history, Cris scored 130 touchdowns and racked up 1,101 receptions for 13,899 yards (12.6 avg.) in 16 seasons, finishing his career as the NFL's second all-time leading receiver and with the second-most touchdowns in league history. Carter is a member of the Pro Football Hall of Fame and the NFL's All-Decade Team of the 1990s.

An Ohio native, Carter attended The Ohio State University where he studied communications and was a first-team All-American and two-time All-Big Ten performer. He has been recognized for his work with inner-city youth, receiving the Walter Payton NFL Man of the Year Award in 1999. He also serves as a mentor in President Barack Obama's "My Brother's Keeper" Program.

I look forward to working with Legacy Education to partner with non-profit organizations, and bring hope to those who have lost hope, and a path to success for those who are struggling."



We are launching our first stadium event in Ohio in Q3/4 '22. It will be an event to inspire and to motivate.

When those youth and their families leave that day, they will have our commitment to be at their side throughout their life journey: guidance through athletic scholarships, education, career, family building and beyond"

VISION AND MISSION

Inspire, Motivate & Deliver

FAMILY OFFICE EXPERIENCES

Through the network of Family Office Experiences we are engaging with successful business leaders committed to building an army of mentors to bring generational wealth to the under served.

Through the Smart Brother and Legacy Education platform, impact investors can dramatically uplift families and communities with relatively small investments.

For many veterans, the formerly incarcerated, foster children, and those recovering from mental health and substance abuse issues, the path to success will start with the education and mentoring products and services we provide.



FIGURE 11: RACIAL AND ETHNIC COMPOSITION BY HOUSING TYPE
White, non-Hispanic
Hispanic
Black, non-Hispanic
Asian
Other
Interracial Couple
All Households
Renter Households
Extremely Low-Income Renter Households
65%
12%
12%
4%
5%
2%
50%
19%
19%
6%
4%
3%
43%
21%
26%
6%
1%
3%
Source: 2018 ACS PUMS.



Differences in Bachelor's Receipt by Age 24 by Family Income



Poor children who move to lower-poverty neighborhoods do much better as adults
31%
higher annual incomes
$302,000
higher lifetime earnings
32%
more likely to attend college
26%
girls less likely to become single mothers
Source: Chetty et al., 2015

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

SMART BROTHER

Building on 25-year investment in people and systems

PEOPLE

With a 20 person core team and Philippines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

SYSTEMS

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrastructure to manage over $800 mm in sales

Year		North America Revenue	North America Rich Dad Revenue Percentage	UK Revenue	UK Rich Dad Revenue Percentage	Other Foreign Markets Revenue	Other Foreign Markets Rich Dad Revenue Percentage	Total		Royalties Paid
2014		$ 74.2	96.3%	$ 8.1	49.7%	$ 0.8	23.0%	$ 83.1		$ 6.3
2015		59.7	92.2%	7.1	40.8%	0.5	9.0%	67.3		5.5
2016		51.0	87.8%	5.4	30.5%	10.2	76.8%	66.6		4.3
2017		50.5	88.4%	4.3	20.2%	15.7	82.1%	70.5		4.7
2018		44.6	84.1%	5.1	83.7%	19.3	97.2%	69.0		3.4
2019		43.5	79.9%	3.5	84.6%	16.9	100.0%	63.9		3.4
2020		16.9	71.6%	0.7	87.5%	0.7	46.7%	18.3		-
2021		2.5	50.0%	1.8	66.7%	-	0.0%	4.3		-
	Total	$ 342.9		$ 36.0		$ 64.1		$ 443.0		$ 27.6

10% ROYALTY Smart Brother will receive a 10% royalty on revenues from its database


RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom | Live Online | On-Demand | 1-on-1 Mentoring & Coaching

Course Offerings (partial list)


BANK
Foreclosure
F.A.C.T
H.I.T.S
OPTIONS
FOREX
Elite FOREX

Elite
LEGACY EDUCATION

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

CONNECT

Sports Education as a Conduit to Life Skills and Continued Education

Each year, there are roughly 180,000 athletic scholarships available for the NCAA's D-I and D-II schools. The NCAA requires that a student-athlete meet certain academic requirements in high school, before becoming eligible for an athletic scholarship

The average career of an NFL player is 3.3 years.
To succeed in life, athletes need financial skills and an education and career path to support their families for many years beyond their NFL career.

Fewer than 2 percent of NCAA student-athletes go on to be professional athletes. In reality, most student-athletes depend on academics to prepare them for life after college. Education is important. There are more than 460,000 NCAA student-athletes, and most of them will go pro in something other than sports.


QUARTERBACK PACKAGE
WIDE RECEIVER PACKAGE
OFFENSIVE LINE PACKAGE

TARGET MARKET DEMOGRAPHICS:

HIGH SCHOOL

JUNIOR COLLEGE

VOCATIONAL SCHOOLS

PARENTS


TRAIN WITH THE PROS
Apex Sports provides exclusive access to over 200 video lessons including drills, techniques and tips from NFL players of all positions. Now includes Hall of Famer Cris Carter! Click "Learn More" to see how you can learn from the best in the game.
LEARN MORE


HALL OF FAME HANDS
EY TAKEAWAYS:
Proper hand placement is the foundation of consistently catching the football.
If the Football is coming to the Receiver above the belt buckle, the thumbs and the index fingers should be together.
If the Football is coming to the Receiver's side, the most effective way to make the catch is by using one hand as a backstop and one

SOURCE:
https://apexsports.io/topic/hands1/

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

LEGACY DEGREE

Business Strategy

COST AND TIME LEADER

Hybrid online education.
"4 year" degree for under $10,000
in less than 18 months.

BUILD COMMUNITY TO FACILITATE SUCCESS

Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.

FOCUS ON CAREER PATH AND LIFE GOALS

Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

Illustration: GOODWILL MISSION

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

COOPERSMITH PLATFORM

Legacy is building its online degree business on the Coopersmith platform, with over 15,000 students having completed their degrees and career plans

TOP LINE REVENUE

5% online degree market share (150k students / year) would generate top line revenue in excess of $1 bn / year

A COST LEADER

At under $10k for a full Bachelor's degree, we are a cost leader

LEGACY DEGREE

Explosive Growth Built on Solid Base

By layering digital marketing and national relationships on top of Coopersmith, a profitable niche player,

Legacy Education is building a profitable business in a space dominated by cash burn.

The Coopersmith acquisition launches Legacy on a path of assembling accretive EdTech acquisitions.

The Online Degree business has a gross margin of 80%

We plan on launching our first stadium event with Cris Carter in Ohio in Q3/4 '22

Revenues from underserved communities should ramp up to at least $1 mm/month by summer 2023

Projected Pro Forma Revenues

Including acquisition of Coopersmith

Projections	Students	Revenue	Revenue / Student	Courses / 6 months
2nd Half 2022	1,000	$900,000	$900	12
1st Half 2023	4,000	$3,600,000	$900	6
2nd Half 2023	8,000	$4,800,000	$600	4

Conservative Case:

Coursera's online degree revenues alone, for the last 12 months, were $50.1 mm

We expect to be running at over 10% of Coursera's degree revenue by the end of 2023, even in a conservative scenario, with a 40% net margin, where Coursera operates at a sizeable loss.

Note: Coopersmith acquisition and inclusion of these revenues in Legacy Education's financials will not occur until completion of the Nasdaq uplisting.

IMPACT INVESTING STRATEGY

Social Housing

There are far more vacant homes than homeless people in America.
The bottleneck is not properties or capital, but management expertise in providing the services needed by veterans, children aging out of the foster care system, and people who were formerly incarcerated or recovering from mental health issues and substance abuse.

We are committed to raising $1 billion to invest in social housing to both help under served communities and create profits for our shareholders. “Impact Investing” and “Doing Well by Doing Good” are not just phrases. By working with family offices and hedge funds we can deploy capital and business expertise to go beyond charity.


Barry Kostiner
Chairman & CEO at Sagaliam Acquisition Corp.
There are far more vacant homes than homeless people in America. The bottleneck is not properties or capital, but management expertise in providing the services neec ...see more
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LinkedIn Post

Before



After









Our First Planned Project

Our first planned project is a property with over 500 homes near Birmingham, AL. The acquisition benefits from local government support

By working with local service and government organizations, we plan to transform this to a social housing project and increase revenues by 200 – 400%

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

FUNNEL

Leveraging Cris Carter Brand to Deliver on Vision and Mission

CRIS CARTER STADIUM EVENTS

Apex Sports

Legacy Degree

Social Housing

Entrepreneur Training

Products:

- *Credit Repair*
- *Financial Literacy*
- *Salon Franchising*
- *Trading*
- *Real Estate Investment*



CRIS CARTER BRAND LEADER

With Cris Carter as our Visionary and Brand Leader:

We are going to leverage partnerships with non-profits and government agencies to maximize engagement with underserved communities while minimizing digital marketing costs.

With a full spectrum of products and services, we will be able to both fulfill needs and maximize profits in diverse communities.

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

ECONOMIC FOUNDATION

Basis for Value Creation

CRIS CARTER STADIUM EVENTS

Apex Sports

Legacy Degree

Social Housing

Entrepreneur Training

PRODUCTS: *Credit Repair, Financial Literacy, Salon Franchising, Trading, Real Estate Investment*

Investment Platform

VEHICLES: *REITs, Public Listings, Hedge Fund, Venture Capital*

STADIUM EVENTS

Non-profits and sponsors will fund event costs, reducing customer acquisition costs

APEX SPORTS

$50 / student / month
$20 / month to student after sponsorship
Subscription model, establishes gateway to other products

LEGACY DEGREE

40% net margin
Achieving 100,000 students - less than 5% of current online degree students (Total Addressable Market): $1bn+ Revenue

SOCIAL HOUSING

Scalable in many markets, with potential to outperform traditional REITs, while rehabilitating communities

Entrepreneur Training

Salon illustration: $10k - $50k / salon franchise & education fee; up to 50% equity interest for funding investment

Trading & Real Estate

Historical Rich Dad, Poor Dad economic model, with new focus on partnering with students in addition to education

Investment Platform

Smart Brother / Legacy Education will participate in General Partners on multiple investment strategies

Example: To the extent a REIT SPAC is launched in affiliation with Legacy Education, it is expected that the public company will have a 20% interest in the sponsor shares held by the management team

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

INVESTMENT OPPORTUNITY

Three Pillars for Purpose and Profit

SMART BROTHER

$5 mm
At $25 mm valuation

APEX SPORTS

$2.5 mm
At $12.5 mm valuation

LEGACY EDUCATION

Up to $5 mm
PIPE structure, discount to NASDAQ uplisting

Monetization

- *Goal is to publicly list Smart Brother within 36 months*
- *Apex should also be monetized within 36 months, either through an independent listing, or acquisition by Legacy Education or Smart Brother*
- *Investors will have a right to participate in all investment activities in the Smart Brother / Legacy Education Ecosystem*

Seeking $10m to invest in implementing vision and building platform

Y Combinator introduced the safe (simple agreement for future equity) in late 2013, and since then, it has been used by almost all YC startups and countless non-YC startups as the main instrument for early-stage fundraising.

https://www.ycombinator.com/library/6z-fundraising-templates-safe-financing-documents

APPENDIX

MANAGEMENT AND INVESTMENT LEADERSHIP

Structured Investments

Barry J. Kostiner

Mr. Kostiner serves as the CEO of Legacy Education Alliance (OTCQB: LEAI). LEAI has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic.

Mr. Kostiner raised $115 mm to fund the IPO of Sagaliam Acquisition Corp (Nasdaq: SAGAU) in December 2021.

Mr. Kostiner was the CFO of Ameri Holdings Inc. (Nasdaq: AMRH) from October 2018 through December 2020. The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences (Nasdaq: ENVB), an evidence-based cannabinoid pharma company focused on palliative therapies for cancer patients. Mr. Kostiner has been a consultant to ENVB since January 2021. From May 2016 through October 2018, Mr. Kostiner was a consultant to Cypress Skilled Nursing, a healthcare facility operator and from May 2017 through October 2018 he was a consultant to LinKay Technologies Inc., an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC (Nasdaq: PGRI) from 2005 through 2009.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducationalliance.com

Future



Foundations

MERRILL
A BANK OF AMERICA COMPANY

Goldman Sachs

HARVARD UNIVERSITY

McKinsey & Company

Massachusetts Institute of Technology




NASDAQ CONGRATULATES
SAGALIAM
ACQUISITION CORP
ON THEIR IPO!
Nasdaq

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MANAGEMENT AND INVESTMENT LEADERSHIP

Guidance and Inspiration

Andrew E. McDonald

A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of entrepreneurship real estate experience to Legacy Education and Family Office Experiences. With a passion for helping others and a gift for identifying opportunity and potential, he is uniquely suited to bring out the highest values in investments.

Through his leadership role in Family Office Experiences, Andrew is partnering with some of the most significant global investors to create new paradigms for impact investing.

Andrew McDonald, has lived nearly his entire adult life along the coastline of Orange County, and yet, his journey has been anything but static. His life experience as a born networker, serial entrepreneur, respected life coach and eventual business consultant, reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate and entrepreneurship began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.

theandrewmcdonald.com



Laguna Beach mansion selling for $14 million created by designer of Qatar palace





Robert Herjavec has found his latest investment in Newport Beach.

The businessman and "Shark Tank" star has purchased a waterfront home through a trust for $7.95 million.

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

STRATEGIC INVESTMENT

Affiliate Investment Vehicles

ILLUSTRATIVE INVESTMENTS:

- Social Housing: $10 mm initial investment fund
  - Initial focus: Ohio, Georgia and Florida
- Internal hedge fund: $10 mm initial investment
  - Managed by former Goldman / Merrill / Millennium portfolio manager
- Vocational Colleges: $5 mm initial investment
- Public real estate investment vehicle: $100+ mm
- Open ended opportunistic investment platform

Through relationships with FOE and Legacy Education network, Legacy will use infrastructure to partner with employees and students to close real estate and financial investments

INVESTMENT PLATFORM

Vehicles: SPACs, Public REITs, Hedge Fund, Venture Capital

STRATEGIC INVESTMENT

Brick and Mortar Vocational Schools

COMPANY DESCRIPTION

- Campus locations: Chicago IL (2), Naperville IL, Evergreen Park IL, Florence KY, Columbus OH, Canton OH, Parma Heights OH
- Offers programs in Nursing, Allied Health, Business & IT and ESL
- Offers Hybrid and Online programs
- Average enrollment – 1,520 students
- Partnered with prominent hospitals – U of Chicago Medicine, Advocate Aurora, Rush etc.
- Generated $22.5mil in Revenue in 2021
- Net Operating Income $2.1mil in 2021
- Company value $23.4 mil


Healthcare 16%
Nursing, 41%
International Business & IT 30%
International ESL 13%

By acquiring brick and mortar vocational schools focused on healthcare, we can maximize our ability to deliver career focused education.

Online courses paired with practical training is the lowest cost approach to training our future healthcare providers

Enrollment by Program

Program	Number of Students
Nursing	627
Healthcare	462
Business & IT	231
ESL	200

LOCATIONS


Detroit
Ann Arbor
Toledo
Fort Wayne
INDIANA
Indianapolis
Lafayette
OHIO
Dayton
Louisville
Evansville
Lexington
Florence

GROWTH OPPORTUNITIES

- Generate additional $27mil in Gross Annual Revenue and additional $9mil in Net Operating Income in five (5) years from current locations
- Expansion to additional locations in Lexington KY, Louisville KY, Youngstown OH, Dayton OH and Toledo OH
- Add new programs in Physical Therapy, Dental Hygiene and Computer Science

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

VALUATION VISION: EdTech / Legacy Degree

Generating Profits in a Cash Burn World

EdTech comps have high valuations with negative earnings. Legacy Education/Smart Brother's profit model is poised to dominate.

2021	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	415,287,000	674,580	67,812,520	945,682,000	518,157,000
Gross Profit	249,533,000	674,580	52,537,389	676,317,000	282,133,000
GM %	60%	100%	77%	72%	54%
Operating Costs	392,596,000	8,648,592	58,028,529	843,755,000	357,540,000
Op Income	(143,063,000)	(7,974,012)	(5,491,140)	(167,438,000)	(75,407,000)
EBITDA %	-34%	-1182%	-8%	-18%	-15%
Total Assets	958,910,000	12,476,833	80,806,906	2,109,006,000	739,851,000
Stockholder's Equity	741,513,000	11,735,090	49,090,474	829,155,000	392,200,000
Net Tangible Assets	731,422,000	10,422,447	30,939,076	(670,907,000)	345,903,000
Share Price (11 feb 22)	19.7	0.825	1.27	9.03	13.18
Shares Outstanding	93,650,000	21,990,000	25,030,000	75,750,000	138,940,000
Mkt Cap	2,770,000,000	18,138,000	31,794,000	684,065,000	1,831,000,000
Rev Multiple (Annualized)	6.67	26.89	0.47	0.72	3.53
Op Income Multiple	Neg	Neg	Neg	Neg	Neg
Employees	779	22	398	3,772	1,131
Revenue / Employee	533,103	30,663	170,383	250,711	458,141

2020	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	293,511,000	59,749	49,061,080	774,533,000	429,899,000
Gross Profit	154,665,000	59,749	39,421,758	540,714,000	220,646,000
GM %	53%	100%	80%	70%	51%
Operating Costs	221,248,000	4,142,133	42,240,099	710,549,000	294,026,000
Op Income	(66,583,000)	(4,082,384)	(2,818,341)	(169,835,000)	(73,380,000)
EBITDA %	-23%	-6833%	-6%	-22%	-17%
Total Assets	417,624,000	5,704,673	66,239,511	1,544,264,000	282,096,000
Stockholder's Equity	(221,824,000)	2,999,896	41,747,957	940,990,000	(260,685,000)
Net Tangible Assets	(232,394,000)	1,722,799	24,612,107	206,090,000	(274,698,000)

We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability.

The EdTech world is led by companies that do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.